UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 10, 2007
InSight Health Services Holdings Corp.
(Exact name of registrant as specified in charter)

Delaware	333-75984	04-3570028

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA	92630

(Address of principal executive offices)	(Zip Code)
(949) 282-6000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership
Item 8.01 Other Events
Item 9.01 Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1: SECOND AMENDED JOINT PREPACKAGED PLAN OF REORGANIZATION
EX-99.1: PRESS RELEASE
EX-99.2: HOLDINGS' MONTHLY OPERATING REPORT

Item 1.03 Bankruptcy or Receivership
     On May 29, 2007, InSight Health Services Holdings Corp. (“Holdings”) and its wholly owned subsidiary, InSight Health Services Corp. (collectively, the “Debtors,” “ we” and “us”), filed voluntary petitions for reorganization relief under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”), in the U.S. Bankruptcy Court for the District of Delaware (the “ Bankruptcy Court”). The Bankruptcy Court is jointly administering the cases as “In re InSight Health Services Holdings, et al., Case No. 07-10700 (BLS)”. The Debtors continue to operate their business as “debtors-in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
     On July 10, 2007, the Bankruptcy Court entered an order (Docket No. 125) approving and confirming the Debtors’ Second Amended Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as confirmed, the “Plan”). Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Plan. The effective date of the Plan is anticipated to be on or about August 1, 2007; however, the Debtors can make no assurance as to when, or ultimately if, the Plan will become effective. It is also possible that additional technical amendments could be made to the Plan prior to effectiveness. A copy of the Plan is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
A. Plan of Reorganization
     The following is a summary of the material terms of the Plan. This summary highlights only certain provisions of the Plan and is not a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan.
Administrative Claims and Priority Tax Claims
     Under the Plan, the Debtors will pay Allowed Administrative Claims in full. Except to the extent that a holder of a Priority Tax Claim has been paid in full prior to the Effective Date or agrees to a different treatment, the holder will be paid in full on the Distribution Date.
Other Claims and Interests
     The Plan divides all other Claims against, and all Interests in, the Debtors into various Classes. The following table summarizes the classification of Claims and Interests under the Plan, the treatment of each such Class and the projected recovery under the Plan, if any, for each Class. The table is not a complete description of any Class of Claims or Interests. For a more detailed discussion of the treatment of Claims and Interests against the Debtors, including additional information regarding the assumptions underlying the calculation of the projected recoveries, see Article III of the Plan.

	Type of Claim or Equity		Approximate
			Percentage
Class	Interest	Treatment	Recovery
—	Administrative Claims	Unclassified; paid in full in cash on the Distribution Date or such later date that the claims become due and owing in the ordinary course of business.	100%

—	Priority Tax Claims	Unclassified; paid in full in cash on the Distribution Date or such later date that the claims become due and owing in the ordinary course of business.	100%

	Type of Claim or Equity		Approximate
			Percentage
Class	Interest	Treatment	Recovery
1	Other Priority Claims	Unimpaired; paid in full in cash on the Distribution Date or such later date that the claims become due and owing in the ordinary course of business.	100%

2	Lender Secured Claims	Unimpaired; reinstated or paid in full in cash on the Effective Date.	100%

3	Floating Rate Note Claims	Unimpaired; reinstated.	100%
4	Other Secured Claims	Unimpaired; cured and reinstated or collateral returned to Creditor.	100%
5	Senior Subordinated Note Claims	Impaired; receiving a Pro Rata share of 90% of the New Common Stock, subject to dilution resulting from the issuance of equity pursuant to a new Management Incentive Plan.	(1)

6	General Unsecured Claims	Unimpaired; paid in full in cash on the Distribution Date or such later date that the claims become due and owing in the ordinary course of business.	100%

7	Intercompany Claims	Reinstated.	100%
8	Old Common Stock Interests	Impaired; receiving a Pro Rata share of 10% of the New Common Stock, subject to dilution resulting from the issuance of equity pursuant to a new Management Incentive Plan.	(1)

9	Other Interests	Impaired; all other interests will be cancelled.	0%

(1) The approximate percentage recovery for Classes 5 and 8 cannot be determined at this time.
Issuance of New Shares of Our Common Stock
     On or before the Distribution Date, we will issue shares of the New Common Stock for distribution in accordance with the provisions of the Plan. All securities to be issued will be deemed issued as of the Distribution Date regardless of the date on which they are actually distributed.
Distributions
     All distributions required under the Plan to holders of allowed claims will be made by us or a Disbursing Agent pursuant to a disbursing agreement. The Disbursing Agent may designate, employ or contract with other entities to assist in or perform the distributions. The Disbursing Agent and such other entities will serve without bond.
     The Distribution Date will mean the date, occurring on or as soon as practicable after the later of:
•	the Effective Date; and

•	the date when a claim becomes an allowed claim or an interest becomes an allowed interest.
     Only holders of record of Senior Subordinated Note Claims and Old Common Stock Interests as of the distribution record date shall be entitled to receive the distributions provided for in the Plan. As of the close of business on the Distribution Notification Date, the transfer ledgers and claims registers in respect of the senior subordinated notes and the Old Common Stock will be closed, for purposes of making the distributions required in accordance with the provisions of the Plan. We, the SSN Indenture Trustee and the Disbursing Agent will have no obligation to recognize any transfer of senior subordinated notes or Old Common Stock occurring after the Distribution Notification Date for purposes of such distributions. We, the SSN Indenture Trustee and the Disbursing Agent will recognize and, for purposes of making such distributions under the Plan, deal only with those holders of record reflected on the transfer ledgers maintained by the registrar for the senior subordinated notes and the Old Common Stock as of the close of business on the Distribution Notification Date, provided that nothing contained in the Plan will be deemed to prohibit or otherwise restrict the right of any such holder to transfer such securities at any time.
     Distributions to Holders of Allowed Claims and Allowed Interests will be made by the Disbursing Agent or the SSN Indenture Trustee. If any Holder’s distribution is returned as undeliverable, no further distributions to such Holder shall be made unless and until the Disbursing Agent or the appropriate indenture trustee, agent, or servicer is notified of such holder’s then current address, at which time all missed distributions shall be made to such Holder without interest. Amounts in respect of undeliverable distributions made through the Disbursing Agent or the indenture trustee, agent, or servicer, will be returned to us until such distributions are claimed. All claims for undeliverable distributions must be made on or before the second (2nd) anniversary of the Effective Date, after which date all unclaimed property will revert to us free of any restrictions thereon and the claim of any Holder or successor to such Holder with respect to such property will be discharged and forever barred, notwithstanding any federal or state escheat laws to the contrary.
Executory Contracts and Unexpired Leases
     Assumption, Rejection and Passed Through Rights
     Under section 365 of the Bankruptcy Code, we have the right, subject to Bankruptcy Court approval, to assume or reject any executory contracts or unexpired leases. Any executory contracts or any unexpired leases we reject will be treated as if they had been breached immediately preceding the date we filed our bankruptcy petition, and the other party to the agreement may assert a general unsecured claim for damages as a result of the rejection. In the case of rejections of real property leases and employment agreements, damages are subject to limitations imposed by sections 365 and 502 of the Bankruptcy Code.
     The Plan provides that on the Effective Date, and to the extent permitted by applicable law, all of our executory contracts and unexpired leases will be assumed by us, unless such executory contract or unexpired lease or relationship:
•	is the subject of a motion to reject filed on or before the Confirmation Date; or

•	is otherwise expressly provided for in the Plan or any contract, instrument or agreement entered into in contemplation of such Plan.
     Any rights or arrangements necessary or useful to the operation of our business but not otherwise addressed as a claim or equity interest, including non-exclusive or exclusive patent, trademark, copyright, maskwork or other intellectual property licenses and other executory contracts not assumable under section 365(c) of the Bankruptcy Code, shall, in the absence of any other treatment, be passed through the bankruptcy proceedings for our and our counterparty’s benefit, unaltered and unaffected by the bankruptcy filing or our Chapter 11 Cases.
     Each executory contract and unexpired lease that is assumed and relates to the use, ability to acquire, or occupancy of real property will include (a) all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affect such executory contract or unexpired lease, and (b) all executory contracts or unexpired leases and other rights appurtenant to the property, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, reciprocal easement agreements, vaults, tunnel or bridge agreements or franchises, and any other equity interests in real estate or rights in rem related to such premises, unless any of the foregoing agreements has been rejected pursuant to an order of the Bankruptcy Court or is the subject of a motion to reject filed on or before the Confirmation Date.

Continued Financing
     On or prior to the Effective Date, the Reorganized Debtors’ wholly owned subsidiaries will enter into an amendment and restatement of their existing loan facility (the “Restated Facility”) to, among other things, provide for continued financing following the Reorganized Debtors’ bankruptcy exit, and will pay certain fees to their lender in connection therewith. The Reorganized Debtors will guarantee the obligations of their wholly owned subsidiaries under the Restated Facility.
     Confirmation of the Plan constituted approval of the Restated Facility (and all transactions contemplated thereby and obligations to be incurred by the Reorganized Debtors thereunder) and authorization for the applicable Reorganized Debtors to execute and deliver each document as their lender may reasonably require to consummate the Restated Facility.
Releases
     The Plan also provides, to the maximum extent permitted by law, for certain releases.
     Releases by Us
     As of the Effective Date, the Debtors, the Reorganized Debtors and any successors shall be deemed, to the maximum extent permitted by applicable law, to forever release, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities whatsoever in connection with or related to the Debtors or the Reorganized Debtors, the Chapter 11 Cases or the Plan (other than the rights of the Debtors and Reorganized Debtors and any successors to enforce the Plan and the contracts, instruments, releases, indentures, and other agreements or documents assumed, passed through or delivered in connection with the Plan) and whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date and in any way relating to the Debtors, Reorganized Debtors or any successors or their property, the Chapter 11 Cases, the Plan, the Lender, the Initial Consenting Parties (solely in their capacity as Holders of FRN Claims or as parties to the FRN Transaction Documents), or the Ad Hoc Committee and its present and former members (solely in their capacity as present or former members of such committee), any official committee appointed in the Chapter 11 Cases and its present and former members (solely in their capacity as present or former members of such committee) and that may be asserted by or on behalf of the Debtors or the Reorganized Debtors against the Lender, the Initial Consenting Parties (solely in their capacity as Holders of FRN Claims or as parties to the FRN Transaction Documents), the holders of the senior subordinated notes (including the Ad Hoc Committee and its present and former members), the SSN Indenture Trustee, any official committee appointed in the Chapter 11 Cases and its present and former members (solely in their capacity as present or former members of such committee) and any successors or their property and each of their directors, officers, agents, financial advisors, representatives, attorneys and professionals as of the Effective Date; provided, however, that such releases shall not operate as a waiver or release of any causes of action arising out of (x) any express contractual obligation owing by any such director, officer, or employee, agent, financial advisor, representative, affiliate, attorney or professional, or (y) the willful misconduct, gross negligence, intentional fraud or criminal conduct of such director, officer, employee, agent, financial advisor, representative, affiliate or professional.
     Releases by Holders of Claims and Equity Interests
     As of the Effective Date, each holder of a Claim (including a Lender Secured Claim, FRN Claim or senior subordinated note claim) or Interest that voted in favor of the Plan shall be deemed to unconditionally, forever release, waive and discharge all claims, interests, suits, judgments, damages, demands, debts, rights, causes of action and liabilities whatsoever in connection with or related to the recapitalization and restructuring efforts undertaken by the Debtors, the Chapter 11 Cases, the Plan or the senior subordinated notes (other than the rights to enforce the Plan and the contracts, instruments, releases, indentures, and other agreements or documents assumed, passed through or delivered in connection with the Plan) whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the InSight Entities and any successors, the Chapter 11 Cases, the Plan, the Lender, the Initial Consenting Parties (solely in their capacity as Holders of FRN Claims or as parties to the FRN Transaction Documents), or the Ad Hoc Committee and its present and former members (solely in their capacity as present or former members of such committee), any official committee appointed in the Chapter 11 Cases and its present and former members (solely in their capacity as present or former members of such committee), against (i) the Debtors, the Reorganized Debtors and any successors, (ii) the Debtors’ present and former directors, officers, employees, agents, financial advisors, attorneys and professionals, (iii) the Lender and its successors and assigns and advisors, (iv) the Initial Consenting Parties and each of their successors and assigns (solely in their capacity as Holders of FRN Claims or as parties to the FRN Transaction Documents), (v) the Ad Hoc Committee and its present and former members (solely in their capacity as present or former members of such committee) and advisors, and (vi) any official committee appointed in the Chapter 11 Cases and its present and former members (solely in their capacity as present or former members of such committee) and advisors; provided, however, that the foregoing shall not waive or release any causes of action arising out of (x) any express contractual obligations owing by any such director, officer, employee, agent, financial advisor, attorney or professional of the Debtors, the Reorganized Debtors and any successors, or (y) the willful misconduct, gross negligence, intentional fraud or criminal conduct of such director, officer, employee, agent, financial advisor or representative of the Debtors.
     The foregoing release, waiver and discharge of the Lender and the Initial Consenting Parties is only binding on holders of Claims or Interests who have acknowledged such release, waiver and discharge.
     Exculpations
     None of the Reorganized Debtors, the Lender, the Initial Consenting Parties, the FRN Indenture Trustee, the SSN Indenture Trustee, the Ad Hoc Committee, or any of their respective present or former members, equity holders, partners, officers, directors, employees, advisors, attorneys, or agents, shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, negotiation of the Plan, the solicitation of acceptances of the Plan, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their gross negligence or willful misconduct, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.
     Notwithstanding any other provision of the Plan, no holder of a Claim or Interest, no other party in interest, none of their respective agents, employees, present or former members, equity holders, partners, representatives, financial advisors, attorneys, or affiliates, and no successors or assigns of the foregoing, shall have any right of action against the Reorganized Debtors, the Estates, the Lender, the FRN Indenture Trustee, the SSN Indenture Trustee, the Initial Consenting Parties, the Ad Hoc Committee, any official committee appointed in the Chapter 11 Cases, or any of their respective present or former members, officers, directors, employees, equity holders, partners, advisors, attorneys, or agents, for any act or omission in connection with, relating to, or arising out of, the Exchange Offer, the Chapter 11 Cases, the solicitation of acceptances of the Plan, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their gross negligence or willful misconduct.
     The foregoing exculpation and limitation on liability shall not, however, limit, abridge, or otherwise affect the rights, if any, of the Reorganized Debtors to enforce, sue on, settle, or compromise the Litigation Claims retained pursuant to the Plan.
     Discharge of Debtors
     All consideration distributed under the Plan shall be in exchange for, and in complete satisfaction, settlement, discharge, and release of, all Claims of any nature whatsoever against the Debtors or any of their assets or properties, and, except as otherwise provided herein or in the Confirmation Order, and regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims, upon the Effective Date, (a) the Debtors shall be deemed discharged and released under section 1141(d)(1)(A) of the Bankruptcy Code from any and all Claims, including, but not limited to, demands and liabilities that arose before the Confirmation Date, and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (i) a proof of Claim based upon such debt is filed or deemed filed under section 501 of the Bankruptcy Code, (ii) a

Claim based upon such debt is Allowed under section 502 of the Bankruptcy Code, or (iii) the Holder of a Claim based upon such debt accepted the Plan; and (b) all Interests and other rights of the equity security holders in the Debtors shall be terminated. The Confirmation Order shall be a judicial determination of discharge of all liabilities of the Debtors, subject to the Effective Date occurring.
     Injunctions
     Except as otherwise expressly provided in the Plan or the Confirmation Order, all entities who have held, hold or may hold Claims against, or Interests in, the Debtors will be permanently enjoined, on and after the Effective Date, from (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Claim or Interest, (ii) the enforcement, attachment, collection, or recovery by any manner or means of judgment, award, decree or order against the Debtors on account of any such claim or interest, (iii) creating, perfecting, or enforcing any encumbrance of any kind against the Debtors or against the property or interests in property of the Debtors on account of any such Claim or Interest, and (iv) asserting any right of setoff or subrogation of any kind against any obligation due from the Debtors or against the property or interests in property of the Debtors on account of any such Claim or Interest. The foregoing injunction will extend to successors of the Debtors (including, without limitation, the Reorganized Debtors) and their respective properties and interests in property.
     Any person injured by any willful violation of such injunction may recover actual damages, including costs and attorneys’ fees and, in appropriate circumstances, may recover punitive damages from the willful violator.
     By accepting distributions or other benefits pursuant to the Plan, each holder of an allowed claim or interest receiving distributions pursuant to the Plan shall be deemed to have specifically consented to the injunctions set forth in the Plan.
B. Shares Issuable or Reserved for Issuance on the Effective Date
     On the Effective Date or as soon as reasonably practicable thereafter, Reorganized Holdings will issue (i) 7,780,000 shares of New Common Stock to holders of SSN Claims, and (ii) 864,444 shares of New Common Stock to holders of Old Common Stock Interests. No additional shares of New Common Stock will be reserved for future issuance in respect of any other claims or interests. Notwithstanding the foregoing, shares of New Common Stock may be reserved pursuant to a Management Incentive Plan that will be implemented by the Reorganized Debtors to provide equity incentives to the Reorganized Debtors’ management.
C. Information as to Assets and Liabilities of Holdings
     Information as to the Holdings’ assets and liabilities as of the most recent practicable date is contained in the Monthly Operating Report for the period May 1, 2007 through May 31, 2007, filed with the Bankruptcy Court on July 16, 2007. The Monthly Operating Report is attached hereto as Exhibit 99.2.
     Cautionary Statement Regarding the Monthly Operating Report
     The Monthly Operating Report contains financial statements and other financial information that have not been audited or reviewed by the Holdings’ independent registered public accounting firm and may be subject to future reconciliation or adjustments. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Monthly Operating Report contains information for periods different from those required in Holdings’ reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information may not be indicative of Holdings’ financial condition or operating results for the period that would be reflected in Holdings’ financial statements or reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Item 8.01 Other Events
     On July 10, 2007, Holdings issued a press release announcing that the Bankruptcy Court entered an order confirming the Plan. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

Exhibit No.

2.1	Debtors’ Second Amended Joint Prepackaged Plan of Reorganization, filed herewith.

99.1	Press Release of Holdings dated July 10, 2007, filed herewith.

99.2	Holdings’ Monthly Operating Report, filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT HEALTH SERVICES HOLDINGS CORP.

Date: July 16, 2007	By:	/s/ Mitch C. Hill

Mitch C. Hill
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

2.1	Debtors’ Second Amended Joint Prepackaged Plan of Reorganization, filed herewith.

99.1	Press Release of Holdings dated July 10, 2007, filed herewith.

99.2	Holdings’ Monthly Operating Report, filed herewith.